EXHIBIT 99.4

PROMISSORY NOTE

Principal	Loan Date	Maturity	Bank/App	Loan No	Account	Officer
$2,430,000.00	07-06-2011	07-06-2017	01	00230296030002133460	0023029603	MSJ01

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: OCEAN-BIO CHEM, INC.
(TIN: 59-1564329
KINPAK, INC.
(TIN: 65-0642500)
4041 SW 47 AVE
Ft Lauderdale, FL 33314-4023

Lender: Regions Equipment Finance Corporation,
P. O. Box 11407,
Birmingham, AL 35246-0557

Principal Amount: $2,430,000.00 Date of Note: July 6, 2011

PROMISE TO PAY. OCEAN BIO-CHEM, INC.; and KINPAK, INC. ("Borrower") jointly and severally promise to pay to REGIONS EQUIPMENT FINANCE CORPORATION ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Million Four Hundred Thirty Thousand & 00/100 Dollars ($2,430,000.00), together with interest on the unpaid principal balance from July 6, 2011, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 3.540% per annum based on a year of 360 days, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

> Borrower will pay the principal of and interest due on this Note in 72 consecutive monthly installments of principal and interest in the amount of $37,510.61 each. The first monthly installment will be due on 08-06-2011, and the remaining installments will be due on the same day of every month thereafter until this Note has been paid in full. If not sooner paid, Borrower will pay the principal amount of this Note, together with any unpaid interest, in full on 07-06-2017.

Unless otherwise agreed or required by applicable law, payments will be applied to accrued interest, then principal, then late charges, then miscellaneous fees; provided that Lender reserves the right to apply payments to outstanding indebtedness and obligations in any order that Lender may determine in its sole discretion and Lender may change the methodology for the application of payments at any time without notice to Borrower. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

INTEREST CALCULATION METHOD. All interest will be computed on the basis a year consisting of twelve months of thirty days each.

PREPAYMENT. BORROWER MAY NOT PREPAY PRINCIPAL OR INTEREST EXCEPT AS FOLLOWS: If no Event of Default, or event that with lapse of time or notice or both would become an Event of Default, has occurred and is continuing, Borrower may prepay in full all principal and interest obligations hereunder by paying to Lender an amount equal to the full outstanding principal balance hereunder plus all accrued and unpaid interest, plus the Additional Loss (as hereinafter defined). No partial prepayments are permitted and Lender may, at its election in each instance: (i) return any payments Borrower makes in excess of the amount then due; or (ii) hold any such excess payments in escrow to be applied to Borrower's future obligations, in which case Lender may commingle such excess payments with other funds and such payments will not bear interest. As used herein, the "**Additional Loss**" shall be an amount that Lender reasonably determines to be its total losses and costs (or gain, in which case the Additional Loss shall be expressed as a negative number) in connection with this Note, including any loss of bargain, cost of funding, or, at the election of Lender but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining, or re-establishing any hedge or related trading position (or any gain resulting from any of them). If the Additional Loss is a positive number, such amount shall be added to the other amounts set forth in the calculation of the amount due upon prepayment and if the Additional Loss is a negative number, such amount shall be subtracted from the other amounts set forth above in the calculation of the amount due upon prepayment. Lender may, but need not, determine Additional Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets. **BORROWER EXPRESSLY AGREES THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE ADDITIONAL LOSS SHALL BE ADDED TO, OR SUBTRACTED FROM, THE AMOUNTS DUE UPON PREPAYMENT, INCLUDING, WITHOUT LIMITATION ANY PREPAYMENT DUE IN CONNECTION WITH AN EVENT OF DEFAULT HEREUNDER.** Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Regions Equipment Finance Corporation, Attn: Manager, Equipment Finance Operations, P. O. Box 2545, Birmingham, AL 35202.

LATE CHARGE. If any payment is not received when due, Borrower shall pay a late charge equal to, at Lender's election and to the extent allowed by law, either: (a) five percent (5%) of such delinquent payment or (b) interest at a rate set forth in the "INTEREST AFTER DEFAULT" section.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by 3.000 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

> **Payment Default.** Borrower fails to make any payment when due under this Note.
>
> **Other Defaults.** Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in ay of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon the occurrence of any default described in the "Death or Insolvency" or "Creditor or Forfeiture Proceedings" clauses, to the extent that any such default by a guarantor relates to the matters described in the clause "Death or Insolvency" of the paragraph entitled "DEFAULT", the entire unpaid principal balance under this Note and all accrued unpaid interest shall become immediately due, without notice, declaration or other action by Lender, and then Borrower will pay that amount. Upon the occurrence of any other default described in that paragraph, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Alabama without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Alabama.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender or Regions Bank (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

WAIVER OF DEFENSES. Borrower agrees and acknowledges that Borrower does not have any claims, defenses, counterclaims, setoffs, rights of recoupment, or other claims of any nature whatsoever (including but not limited to claims arising from fraud, misrepresentation, breach of contract, breach of commitment, impairment of collateral or waiver) against Lender, and Borrower hereby expressly waives and releases any and all such claims, defenses, counterclaims, setoffs, rights of recoupment, or other claims of any nature whatsoever that it may have against Lender.

AUTO DEBIT PROVISION.

-062000019 ____________________
Routing Number (Please call your financial
Institution if you are unsure)

-200647764 ____________________
DDA/RSV Account Number

Borrower authorizes Lender to initiate entries to Borrower's checking or savings account at the financial institution indicated above for the purpose of making Borrower's periodic loan payments. Borrower also authorizes the financial institution to withdraw these payments from Borrower's account. Borrower acknowledges that this authorization may be revoked at any time by providing written notice of revocation to Lender in such time and manner as to afford Lender and the financial institution reasonable opportunity to act upon it.

Borrower understands that, in accordance with the terms of this loan. Borrower's payment may change from time to time. Lender is authorized to change the amount of the charge to Borrower's checking or savings account. Borrower understands that Lender will provide prior notice of the new payment amount to Borrower to the extent required under applicable law. If more than one law requires prior notice of a payment change, Borrower agrees that notice provided pursuant to one law shall constitute notice in accordance with all laws.

CREDITING OF PAYMENTS. Payments received after Lender cut-off times established from time to time or on weekends or bank holidays will be credited as of the next Business Day.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower. Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements. As Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

OCEAN BIO-CHEM, INC.

By:____________________________________(SEAL)
JEFF BAROCAS, CFO of OCEAN BIO CHEM, INC.

KINPAK, INC.

By:____________________________________(SEAL)
JEFF BAROCAS, CFO OF KINPAK, INC.

{00098322:3 1032004.000507}